     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 9, 2004


                                                     REGISTRATION NO. 333-114796
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                       POST-EFFECTIVE AMENDMENT NO. 1 TO


                                    FORM S-4
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------
                            CSX TRANSPORTATION, INC.
             (Exact name of Registrant as specified in its charter)

        COMMONWEALTH OF VIRGINIA                           4011                                  54-6000720
    (State or other jurisdiction of            (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)              Classification Code No.)                   Identification No.)

                                NYC NEWCO, INC.
             (Exact name of Registrant as specified in its charter)

        COMMONWEALTH OF VIRGINIA                           4011                                  51-0500921
    (State or other jurisdiction of            (Primary Standard Industrial                   (I.R.S. Employer
     incorporation or organization)              Classification Code No.)                   Identification No.)

                          500 WATER STREET, 15TH FLOOR
                          JACKSONVILLE, FLORIDA 32202
                                 (904) 359-3100
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                             ---------------------

                           ELLEN M. FITZSIMMONS, ESQ.
                SENIOR VICE PRESIDENT -- LAW AND PUBLIC AFFAIRS
                            CSX TRANSPORTATION, INC.
                          500 WATER STREET, 15TH FLOOR
                          JACKSONVILLE, FLORIDA 32202
                                 (904) 359-3100
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                     WITH COPIES OF ALL COMMUNICATIONS TO:

                             STEVEN A. COHEN, ESQ.
                             JAMES COLE, JR., ESQ.
                         WACHTELL, LIPTON, ROSEN & KATZ
                              51 WEST 52ND STREET
                            NEW YORK, NEW YORK 10019
                                 (212) 403-1000

                             ---------------------

   APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after the effective date of this registration statement and the date upon which all other conditions to the exchange offer and consent solicitation described in the enclosed prospectus and consent solicitation statement have been satisfied or waived.
   If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]
   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
   If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X]

                             ---------------------

                        CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
          TITLE OF EACH CLASS OF                   AMOUNT TO BE          PROPOSED MAXIMUM AGGREGATE           AMOUNT OF
       SECURITIES TO BE REGISTERED                REGISTERED(1)            OFFERING PRICE(1), (2)          REGISTRATION FEE
---------------------------------------------------------------------------------------------------------------------------------
9 3/4% Notes Due June 15, 2020............         $231,000,000                 $310,233,000                $39,307(1)(3)
---------------------------------------------------------------------------------------------------------------------------------
7 7/8% Notes Due May 15, 2043.............         $105,000,000                 $122,482,500                $15,519(1)(3)
---------------------------------------------------------------------------------------------------------------------------------
Guarantee of the 9 3/4% Notes Due June 15,
  2020....................................         $231,000,000                     N/A                          (4)
---------------------------------------------------------------------------------------------------------------------------------
Guarantee of the 7 7/8% Notes Due May 15,
  2043....................................         $105,000,000                     N/A                          (4)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of computing the registration fee in accordance with Rule 457(f) under the Securities Act based on 42% of the outstanding principal amount of 9 3/4% Debentures of Consolidated Rail Corporation, or "Conrail," due June 15, 2020 ($231,000,000) and of 7 7/8% Debentures of Conrail due May 15, 2043 ($105,000,000), multiplied by the average of the bid and ask market price on April 20, 2004 for each of the 9 3/4% Debentures of Conrail (135%) and each of the 7 7/8% Debentures of Conrail (117%), respectively, represented in each case as a percentage of par, less an amount equal to 42% of the aggregate cash payment to be paid for each of the 9 3/4% Debentures of Conrail ($7.00 per $1,000 principal amount of such 9 3/4% Debentures) and for each of the 7 7/8% Debentures of Conrail ($7.50 per $1,000 principal amount of such 7 7/8% Debentures) validly tendered in the exchange offer and consent solicitation assuming 100% of the Debentures of Conrail are validly tendered and accepted for exchange in such exchange offer and consent solicitation.
(2) Exclusive of accrued interest, if any.
(3) Fee previously paid.
(4) The 9 3/4% Notes and the 7 7/8% Notes to be issued by NYC Newco, Inc. will be guaranteed by CSX Transportation, Inc. Pursuant to Rule 457(n), no separate fee is required to be paid in respect of the guarantees of the 9 3/4% Notes or the 7 7/8% Notes which are being registered concurrently.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES


                                                                            PAGE NUMBER OR
EXHIBIT                                                                    INCORPORATION BY
  NO.                            DESCRIPTION                                 REFERENCE TO
-------   ---------------------------------------------------------   ---------------------------
  2.1     Form of Distribution Agreement by and among CSX             Previously filed.
          Corporation, CSX Transportation, Inc., CSX Rail Holding
          Corporation, CSX Northeast Holding Corporation, New York
          Central Lines LLC, Norfolk Southern Corporation, Norfolk
          Southern Railway Company, Pennsylvania Lines LLC, Conrail
          Inc., Green Acquisition Corp., Consolidated Rail
          Corporation, CRR Holdings LLC, NYC Newco, Inc. and PRR
          Newco, Inc.
  2.2     Form of Transaction Agreement Amendment by and among CSX    Previously filed.
          Corporation, CSX Transportation, Inc., Norfolk Southern
          Corporation, Norfolk Southern Railway Company, Conrail
          Inc., Consolidated Rail Corporation and CRR Holdings LLC.
  2.3     Form of Tax Allocation Agreement by and among Green         Previously filed.
          Acquisition Corp., Conrail, Inc., Consolidated Rail
          Corporation, Pennsylvania Lines LLC and New York Central
          Lines LLC.
  3.1     Amended and Restated Articles of Incorporation of CSX       Incorporated by reference
          Transportation, Inc.                                        to Exhibit 3.1 to CSX
                                                                      Transportation, Inc.'s
                                                                      Annual Report on Form 10-K
                                                                      for the fiscal year ended
                                                                      December 29, 1995, filed
                                                                      with the SEC on March 8,
                                                                      1996.
  3.2     Bylaws, as amended, of CSX Transportation, Inc.             Incorporated herein by
                                                                      reference to Exhibit 3.2 to
                                                                      CSX Transportation, Inc.'s
                                                                      Annual Report on Form 10-K
                                                                      for the fiscal year ended
                                                                      December 26, 2003, filed
                                                                      with the SEC on March 10,
                                                                      2004.
  3.3     Articles of Incorporation of NYC Newco, Inc.                Previously filed.
  3.4     Bylaws of NYC Newco, Inc.                                   Previously filed.
  4.1     Form of Indenture for Senior Securities, by and among NYC   Filed herewith.
          Newco, Inc., as Issuer, CSX Transportation, Inc., as
          Guarantor, and The Bank of New York, as Trustee.
  4.2     Form of 9 3/4% Global Note due 2020.                        Previously filed.
  4.3     Form of 7 7/8% Global Note due 2043.                        Previously filed.
  4.4     In accordance with Item 601(b)(4)(iii) of Regulation S-K,   N/A
          copies of instruments of CSXT and its subsidiaries with
          respect to the rights of holders of long-term debt not
          being registered herein are not filed herewith, or
          incorporated by reference, but will be furnished to the
          Commission upon request.
  5.1     Opinion of Wachtell, Lipton, Rosen & Katz, special          Previously filed.
          counsel to CSX Transportation, Inc. and NYC Newco, Inc.
 12.1     Computation of Ratio of Earnings to Fixed Charges for CSX   Previously filed.
          Transportation, Inc. and Subsidiaries.
 23.1     Consent of Ernst & Young LLP.                               Previously filed.
 23.2     Consent of Ernst & Young LLP and KPMG LLP, independent      Previously filed.
          registered public accounting firms.

                                                                            PAGE NUMBER OR
EXHIBIT                                                                    INCORPORATION BY
  NO.                            DESCRIPTION                                 REFERENCE TO
-------   ---------------------------------------------------------   ---------------------------
 23.3     Consent of Wachtell, Lipton, Rosen & Katz.                  Included in Exhibit 5.1.
 24.1     Powers of Attorney.                                         Previously filed.
 25.1     Statement of Eligibility and Qualification on Form T-1 of   Previously filed.
          The Bank of New York, as trustee under the Indenture for
          the 9 3/4% Notes due 2020 and the 7 7/8% Notes due 2043.
 99.1     Form of Letter of Consent/Transmittal.                      Filed herewith.
 99.2     Form of Notice of Guaranteed Delivery.                      Filed herewith.
 99.3     Form of Client Letter.                                      Filed herewith.
 99.4     Form of Letter to Brokers, Dealers, Commercial Banks,       Filed herewith.
          Trust Companies and Other Nominees.
 99.5     Guidelines for Certification of Taxpayer Identification     Previously filed.
          Number on Substitute Form W-9.
 99.6     Indenture, dated as of May 1, 1990, between Consolidated    Previously filed.
          Rail Corporation and J.P. Morgan Trust Company, National
          Association, as successor to Bank One Trust Company,
          N.A., a national banking corporation, which was successor
          in interest to The First National Bank of Chicago, a
          national banking association.
 99.7     Conrail Supplemental Indenture, dated as of August 25,      Previously filed.
          1998, between Consolidated Rail Corporation and J.P.
          Morgan Trust Company, National Association, as successor
          to Bank One Trust Company, N.A., a national banking
          corporation, which was successor in interest to The First
          National Bank of Chicago, a national banking association.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jacksonville, State of Florida, on this 9th day of August, 2004.


                                          CSX TRANSPORTATION, INC.




                                          By:    /s/ CAROLYN T. SIZEMORE
                                            ------------------------------------
                                            Name:  Carolyn T. Sizemore
                                            Title: Vice-President and Controller

                                          NYC NEWCO, INC.

                                          By:    /s/ CAROLYN T. SIZEMORE
                                            ------------------------------------
                                            Name:  Carolyn T. Sizemore
                                            Title:  Vice-President and
                                              Controller

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


                   SIGNATURE                                     TITLE                       DATE
                   ---------                                     -----                       ----
                       *                           Chairman of the Board, President     August 9, 2004
------------------------------------------------   and Chief Executive Officer of CSX
                Michael J. Ward                    Transportation, Inc. (Principal
                                                   Executive Officer)

                       *                           Executive Vice President, Chief      August 9, 2004
------------------------------------------------   Financial Officer and Director of
                  Oscar Munoz                      CSX Transportation, Inc.
                                                   (Principal Financial Officer)

            /s/ CAROLYN T. SIZEMORE                Vice President and Controller of     August 9, 2004
------------------------------------------------   CSX Transportation, Inc.
              Carolyn T. Sizemore                  (Principal Accounting Officer)

                       *                           Director of CSX Transportation,      August 9, 2004
------------------------------------------------   Inc.
               Clarence W. Gooden

                       *                           President of NYC Newco, Inc.         August 9, 2004
------------------------------------------------   (Principal Executive Officer)
              Ellen M. Fitzsimmons

            /s/ CAROLYN T. SIZEMORE                Vice President and Controller of     August 9, 2004
------------------------------------------------   NYC Newco, Inc. (Principal
              Carolyn T. Sizemore                  Accounting Officer)

                   SIGNATURE                                     TITLE                       DATE
                   ---------                                     -----                       ----
                       *                           Vice President and Director of NYC   August 9, 2004
------------------------------------------------   Newco, Inc. (Principal Financial
                 David A. Boor                     Officer)

                       *                           Vice President and Director of NYC   August 9, 2004
------------------------------------------------   Newco, Inc.
                Peter J. Shudtz

                       *                           Vice President and Director of NYC   August 9, 2004
------------------------------------------------   Newco, Inc.
               Nathan D. Goldman

*By:           /s/ CAROLYN T. SIZEMORE
      ------------------------------------------
                 Carolyn T. Sizemore
                   Attorney-in-fact
                Dated: August 9, 2004

                                 EXHIBIT INDEX


                                                                            PAGE NUMBER OR
EXHIBIT                                                                    INCORPORATION BY
  NO.                            DESCRIPTION                                 REFERENCE TO
-------   ---------------------------------------------------------   ---------------------------
  2.1     Form of Distribution Agreement by and among CSX             Previously filed.
          Corporation, CSX Transportation, Inc., CSX Rail Holding
          Corporation, CSX Northeast Holding Corporation, New York
          Central Lines LLC, Norfolk Southern Corporation, Norfolk
          Southern Railway Company, Pennsylvania Lines LLC, Conrail
          Inc., Green Acquisition Corp., Consolidated Rail
          Corporation, CRR Holdings LLC, NYC Newco, Inc. and PRR
          Newco, Inc.
  2.2     Form of Transaction Agreement Amendment by and among CSX    Previously filed.
          Corporation, CSX Transportation, Inc., Norfolk Southern
          Corporation, Norfolk Southern Railway Company, Conrail
          Inc., Consolidated Rail Corporation and CRR Holdings LLC.
  2.3     Form of Tax Allocation Agreement by and among Green         Previously filed.
          Acquisition Corp., Conrail, Inc., Consolidated Rail
          Corporation, Pennsylvania Lines LLC and New York Central
          Lines LLC.
  3.1     Amended and Restated Articles of Incorporation of CSX       Incorporated by reference
          Transportation, Inc.                                        to Exhibit 3.1 to CSX
                                                                      Transportation, Inc.'s
                                                                      Annual Report on Form 10-K
                                                                      for the fiscal year ended
                                                                      December 29, 1995, filed
                                                                      with the SEC on March 8,
                                                                      1996.
  3.2     Bylaws, as amended, of CSX Transportation, Inc.             Incorporated herein by
                                                                      reference to Exhibit 3.2 to
                                                                      CSX Transportation, Inc.'s
                                                                      Annual Report on Form 10-K
                                                                      for the fiscal year ended
                                                                      December 26, 2003, filed
                                                                      with the SEC on March 10,
                                                                      2004.
  3.3     Articles of Incorporation of NYC Newco, Inc.                Previously filed.
  3.4     Bylaws of NYC Newco, Inc.                                   Previously filed.
  4.1     Form of Indenture for Senior Securities, by and among NYC   Filed herewith.
          Newco, Inc., as Issuer, CSX Transportation, Inc., as
          Guarantor, and The Bank of New York, as Trustee.
  4.2     Form of 9 3/4% Global Note due 2020.                        Previously filed.
  4.3     Form of 7 7/8% Global Note due 2043.                        Previously filed.
  4.4     In accordance with Item 601(b)(4)(iii) of Regulation S-K,   N/A
          copies of instruments of CSXT and its subsidiaries with
          respect to the rights of holders of long-term debt not
          being registered herein are not filed herewith, or
          incorporated by reference, but will be furnished to the
          Commission upon request.
  5.1     Opinion of Wachtell, Lipton, Rosen & Katz, special          Previously filed.
          counsel to CSX Transportation, Inc. and NYC Newco, Inc.
 12.1     Computation of Ratio of Earnings to Fixed Charges for CSX   Previously filed.
          Transportation, Inc. and Subsidiaries.
 23.1     Consent of Ernst & Young LLP.                               Previously filed.
 23.2     Consent of Ernst & Young LLP and KPMG LLP, independent      Previously filed.
          registered public accounting firms.
 23.3     Consent of Wachtell, Lipton, Rosen & Katz.                  Included in Exhibit 5.1.
 24.1     Powers of Attorney.                                         Previously filed.

                                                                            PAGE NUMBER OR
EXHIBIT                                                                    INCORPORATION BY
  NO.                            DESCRIPTION                                 REFERENCE TO
-------   ---------------------------------------------------------   ---------------------------
 25.1     Statement of Eligibility and Qualification on Form T-1 of   Previously filed.
          The Bank of New York, as trustee under the Indenture for
          the 9 3/4% Notes due 2020 and the 7 7/8% Notes due 2043.
 99.1     Form of Letter of Consent/Transmittal.                      Filed herewith.
 99.2     Form of Notice of Guaranteed Delivery.                      Filed herewith.
 99.3     Form of Client Letter.                                      Filed herewith.
 99.4     Form of Letter to Brokers, Dealers, Commercial Banks,       Filed herewith.
          Trust Companies and Other Nominees.
 99.5     Guidelines for Certification of Taxpayer Identification     Previously filed.
          Number on Substitute Form W-9.
 99.6     Indenture, dated as of May 1, 1990, between Consolidated    Previously filed.
          Rail Corporation and J.P. Morgan Trust Company, National
          Association, as successor to Bank One Trust Company,
          N.A., a national banking corporation, which was successor
          in interest to The First National Bank of Chicago, a
          national banking association.
 99.7     Conrail Supplemental Indenture, dated as of August 25,      Previously filed.
          1998, between Consolidated Rail Corporation and J.P.
          Morgan Trust Company, National Association, as successor
          to Bank One Trust Company, N.A., a national banking
          corporation, which was successor in interest to The First
          National Bank of Chicago, a national banking association.